UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 18, 2008

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including

Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

1.             On April 18, 2008 the Compensation Committee of our Board of Directors granted an aggregate of 15,600,000 options to employees and directors of Isonics Corporation (“Isonics” or the “Company”) and our subsidiaries.  As described below in the disclosure under Item 5.02, certain of the options were granted to our executive officers.  The options were granted under the Isonics Corporation 2008 Equity Plan (the “2008 Plan”).  The following is the information required by Item 701 of Regulation S-K.

(a)           On April 18, 2008 we granted an aggregate of 15,600,000 options to our employees and directors, and also to employees of our subsidiaries.  Except for the number of options granted, the material terms of each option grant were the same. The exercise price of each option is $0.03, the closing sales price of our common stock on April 18, 2008.  The options vested immediately upon grant subject to each recipient’s acceptance of the option.  Each option is exercisable for ten years from the date of grant.   The options do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

(b)           There was no placement agent or underwriter for the transaction.

(c)           The stock options were granted in consideration for services provided to Isonics Corporation and its subsidiaries.  We received no cash for the grant of the options.

(d)           We relied on the exemption from registration provided by Section 4(2) under the Securities Act of 1933 for the grant of the stock options.   We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided each recipient with disclosure of all aspects of our business, including our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. We believe that each recipient obtained all information regarding Isonics he or she requested, received answers to all questions he or she (and their advisors) posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)           The stock options are exercisable to purchase shares of common stock as described above.

2.             On April 21, 2008 we granted Michael Caridi an option to purchase 1,000,000 shares of our common stock in consideration for Mr. Caridi entering into a consulting agreement. The option was granted under the 2008 Plan. The following is the information required by Item 701 of Regulation S-K.

(a)           On April 21, 2008 we granted Michael Caridi an option to purchase 1,000,000 shares of our common stock.  The option is exercisable at $.03 and is exercisable for five years from the date of grant.  The option is subject to the following vesting schedule:  (i) 300,000 shares will vest immediately upon Mr. Caridi’s acceptance of the option; (ii) 350,000 shares vest on February 28, 2009; and (iii) 350,000 shares vest on February 28, 2010.  The shares underlying the option will not vest if the consulting agreement is terminated prior to the applicable vesting date by Mr. Caridi or by the Company as a result of a breach of the consulting agreement.   The option granted to

Mr. Caridi does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

(b)           There was no placement agent or underwriter for the transaction.

(c)           The stock option was granted in consideration for Mr. Caridi entering into a consulting agreement with Isonics Corporation.  We received no cash for the issuance of the stock option.

(d)           We relied on the exemption from registration provided by Section 4(2) under the Securities Act of 1933 for the issuance of the stock option.   We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. We believe that the investor obtained all information regarding Isonics he requested, received answers to all questions he (and his advisors) posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)           The stock option is exercisable to purchase shares of common stock as described above.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

1.             Executive Officer Option Grants

Included in the April 18, 2008 option grants were grants to our: (i) chief executive officer and chairman of the board of directors; (ii) president and chief operating officer; and (iii) chief financial officer and vice president - finance (collectively the “Executives”).  The exercise price, vesting terms and term of the options are described above.  Each of the options grants is subject to acceptance by the recipient, which must be received no later than May 15, 2008.

In February 2007 each of the Executives were granted options under our 2007 Restructuring Equity Plan (the “2007 Plan”).  After the grant, the options granted to the Executives in February 2007 represented the only options held by each Executive.   In January 2008 our Board of Directors terminated the 2007 Plan as it was not likely that shareholder approval would be obtained within one year of the plan’s adoption as required under the 2007 Plan.  Consequently, the stock options granted under the 2007 Plan were terminated.  As such upon their acceptance the options granted on April 18, 2008 under the 2008 Plan will upon their acceptance represent the only options held by each Executive.

The Executives granted options on April 18, 2008 and the number of options granted to each is as follows:

Name and Title	Number of Options
Chris Toffales, - Chief Executive Officer and Chairman of the Board	4,000,000
John Sakys - President, Chief Operating Officer and Director	3,000,000
Gregory Meadows - Chief Financial Officer and Vice President – Finance	2,000,000

2.             Director Option Grants

Also included in the April 18, 2008, option grants were grants to each member of our Board of Directors.  These options were granted in consideration for each director’s service as a board member, with additional options being granted to the persons serving as chairman of committees of the Board of Directors.  Each director was granted 750,000 options.  Further, an additional 500,000 options were granted to the chairman of the Audit Committee, an additional 250,000 options were granted to the chairman of the Compensation Committee, an additional 125,000 options were granted to the chairman of the Nominating Committee, and an additional 125,000 options were granted to the chairman of the Management Development Committee.

The exercise price, vesting term, and term of the options granted to each director is the same as those granted to the Executives.   Each of the director options grants is subject to acceptance by the recipient, which must be received no later than May 15, 2008.

The directors granted options on April 18, 2008 and the number of options granted to each is as follows:

Name and Title	Number of Options
Richard Hagman - Director and Chairman of the Audit Committee and Compensation Committee	1,500,000
C. Stewart Verdery, Jr. – Director and Chairman of the Nominating Committee and Management Development Committee	1,000,000
George O’Leary – Director	750,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 24th day of April 2008.

Isonics Corporation

By:	/s/ John Sakys
John Sakys
President and Chief Operating Officer